SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 8, 2005

SIGNET INTERNATIONAL HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

205 Worth Avenue, Suite 316

Palm Beach, FL 33480

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(ISSUER TELEPHONE NUMBER)

51142 INC.

4400 Route 9 South, #1000

Freehold, New Jersey 07728

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE MERGER AGREEMENT

On September 8, 2005 (the “Effective Date”), pursuant to a Stock Purchase Agreement and Share Exchange (the “Agreement”) by and among Signet International Holdings, Inc., a Delaware corporation (“Signet”); Signet Entertainment Corporation (“SIG”) and the shareholders of shareholders of Signet Entertainment Corporation (“Shareholders”) (collectively SIG and the SIG shareholders shall be known as the “SIG Group”), Signet purchased all of the outstanding shares of SIG for a total of 3,401,000 shares of SIG’s common stock to the SIG shareholders. Pursuant to the agreement, SIG became a wholly owned subsidiary of Signet.

ITEM 2.01 COMPLETION OF MERGER OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Signet purchased all of the outstanding shares of SIG for a total of 3,401,000 shares of Signet’s common stock and SIG became a wholly owned subsidiary of Signet. The following sets forth the business plan of SIG:

Signet Entertainment was incorporated on October 17, 2003 for the purpose of launching a Gaming and Entertainment Television Network. The network will cover major Poker and Blackjack tournaments as well as other major high stakes casino games. The network will also cover via satellite and cable other major sports events such as Horse racing and selected global events which have a sports and entertainment format. Signet Entertainment’s largest source of revenue will come from advertising, specifically from various resorts and casinos, liquor and tobacco companies and sporting sites in North and South America, Europe, Asia and Africa. Signet Entertainment will realize income from infomercials and sports and entertainment programming that offer subject matter that are all-encompassing to the network’s format. Signet Entertainment has been creating future programming which includes “The Television Charity Channel” which will feature regularly scheduled weekly programming.

Signet Entertainment has executed a long-term contract with Mr. Richard Grad, President and CEO of Triple Play Media Management, Inc. and with Mr. C Haifley, President and Chief Operating officer of Big Vision, Incorporated. Signet Entertainment’s primary endeavor is to financially and administratively support Triple Play’s ready-to-launch, new Television Network. The Triple Play enterprise is exclusively contracted to Signet Entertainment. Mr. Grad has organized his associates who have logged years of collaborative creating, hosting, producing and directing TV shows, which have afforded them the contacts necessary to contract and retain the professional services of the nation’s foremost experts in specialized methodologies such as digital satellite technology systems. The Triple Play team has designed and coordinated the format for its ready to launch TV Network, “The Gaming & Entertainment Network.”

Triple Play’s programming niche is “gaming.” Presently, there are no channels formatted for the gaming customer whose interest is focused on the vast variety of gaming activities, domestically as well as internationally, including “sports and entertainment.”

The Gaming & Entertainment Network will cover major tournaments, such as the World Series of Poker, the championship Blackjack play-offs, and coverage of the high stakes major table games, especially those from Hong Kong, South America and the Outback of Australia. The activities in the Las Vegas, Reno and Laughlin, Nevada areas, and various Florida venues alone, host high stakes tournaments on a daily basis. Triple Play will produce domestic and international feeds covering thoroughbred and quarter-horse racing; coverage of fluctuation and trends within sports books from selected locations around the world; scheduled hourly updating of betting lines on sporting events; and a remote coverage of all betting sports, to delivering our personal insight and commentary, live from the sites of origination. Handicapping shows will feature the “how-to” of betting, who’s betting, and why.

Triple Play has developed original clinic workshop formats on every type of betting skill in sports and racing events. Program development has been underway to deliver featured stories in the entertainment scene in all of the major gaming communities as well as the gaming industry itself. Triple Play will offer viewer participation through contests, whereby viewers may bet with each other through participating sports books. Through its international downlinks, Triple Play will produce live Simulcast coverage, whereby a viewer in Scotland may secure odds on a game in Spain, while both can watch the action and the results simultaneously in their native language. Updates at the top and bottom of the hour, twenty-four hours a day will provide the viewer with all the information available.

This type of network is unique to the television industry. The Gaming & Entertainment Network is one of a kind. Signet Entertainment believes that this is truly an untapped market – the only market left in the broadcasting industry to name only a few, capable of producing a tremendous profit generating source of revenues, thanks to the enormous commercial advertising revenue potential realized from just the hotel/casino/travel industry. Signet Entertainment has estimated that the sales revenues from these industries alone, after the first year, will not only cover operating costs and expenses thereafter, but also, within the next eighteen months, return sufficient revenue to pay for all the initial capital expenditures of the modular trucks and studios, including equipment and the cost of our own satellite.

The sales efforts of the Triple Play marketing team has been approached by two of the largest syndicators who have expressed their eagerness to cooperate in our airing all their college sports events, including the major conference playoffs. These games will be aired in North America to a minimum of twenty million households and to the ninety-eight million households in Europe.

Along with and part of the gaming and sports coverage, Triple Play will offer shows exploring the insights of the hotel and casino business; offer original formatted airing of special events taking place in the hotels and casinos around the world, including profiles of the shows and headliners, their acts and silhouetting behind the scenes action. Triple Play will feature a newly developed format called Dialing for Dollars, Satellite Pay Per View Bingo, (Approved and substantiated with legal opinion by the Federal Communications Commission). Triple Play will exclusively produce the internationally popular, Swimwear Pageants.

The demand for Infomercials airtime is constantly growing along with the telecasting revenues realized. In 2003 the infomercial industry reported a $64.0 Billion business and 2004 is expected to surpass the earlier years’ accomplishments. Infomercial time is currently being sold for an average in excess of $110,000 per tapped half hour unit. Triple Play has selected and accepted three hours (6 units) reserved for each 24-hour period on a basis of a minimum of 50 airings (300) each per year. These Infomercials will be viewed in five continents and most uniquely-in their native language. Triple Play has set aside approximately four hours a day for this format. Infomercials will be critically selected upon quality of production and quality of product and international acceptance. Triple Play has been approached by cigarette and liquor advertisers’ requests as well, for the Company’s consideration to sell commercial time to be aired in the foreign markets.

In addition to the exclusive contract with Triple Play whose primary purpose is creating original programming, distribution and international sales and satellite delivery systems, Signet Entertainment has also executed a long-term contract with Mr. C. Haifley, Chief Operating Officer of Big Vision, Inc. whose primary purpose is Television production, transmitting and ground crew pick up. Big Vision presently occupies approximately 22,000 square feet in the heart of Las Vegas and offers all TV production amenities required of any variety of television programming. Big Vision is a Las Vegas based video production company with over 12 thousand square feet facility in Burbank, CA serving clients nation wide and abroad. They are best known for their state of the art production mobile facilities that will compliment Triple Play. Their services range from original video production to providing the technical management, professional crewing and equipment for major broadcast series and events. They have recently added the new Avid Symphony Systems and a complete line of High Definition delivery techniques with new cameras, recorders, and monitors; an aggregate estimated cost value in excess of five million dollars.

Like Triple Play, Big Vision is supported by an award winning staff and associates who are considered the most talented and capable individuals in the industry. In turn, these individuals have attracted some of the biggest client names in the business thereby symbolizing Big Vision’s 20 years plus presence. Big Vision’s clientele includes the foremost major TV Networks. The high-profile Television producers are clients who rely on Big Vision to create the magic of Television with the assurance that Big Vision will be on time and on budget.

Advantageously located in heart of the Nation’s entertainment center, Las Vegas, Big Vision enjoys the distinctive opportunity to produce, direct and televise most of the leading events in the sports and entertainment business. These events take place in the Signet footprint set for major professional boxing championship specials via cable Pay Per View which can now include several of those Triple Play intellectual properties created to originate from Las Vegas including international distribution such as the major TV specials and live concert extravaganzas.

The practicality of having Big Vision affiliated with Triple Play assures uninterrupted local programming coverage by Big Vision and at the same time gives Triple Play the flexibility to initiate its broadcast and programming schedules in the European, Asian, North and South American markets. The fiscal advantage to Signet Entertainment and its shareholders is that the production costs and related expenses incurred by Big Vision and Triple Play is that Signet Entertainment will be paying on a cost only basis.

The combination of contracting with Triple Play and Big Vision properties will provide Signet Entertainment the unique opportunity to at once inaugurate not only the infomercial scheduled segments but also the on-going programming operations immediately upon funding.

Launching Our Digital Terrestrial Broadcasting Network

At present there is huge interest in digital television. As we move forward through the twenty-first century, digital television is now considered to be an integral part of the information superhighway that is being built for our millennium. Digital television can deliver vast amounts of information at very low cost to the maximum number of viewers. It can now be fully integrated into completely digital transmission networks, and it can be packaged as never before.

Digital television can deliver more programs than traditional analog television over any transmission medium. Digital information can be manipulated and treated in ways never possible with analog television. It is easy to store digital images on computers and discs and play them continuously over digital networks without signal degradation. Images can be edited and enhanced, compressed and stored, transmitted and printed.

Triple Play will deliver the Nation’s newest, state of the art modular units according to customized plans and schematics just recently completed. The company will operate one of the world’s newest 36 MHz C-band North American and Eutelsat DTH digital platform information systems capable of reaching the widest possible audience in the world.

State of the Art International Delivery Format—HDTV--Two Years In Advance

Signet Entertainment has negotiated for and received a proposal from the major satellite provider who has committed to hold a 10-year lease as constant and without change in costs for the next twelve months. The amended proposal offers exciting new features that will be provided to Triple Play that will now make available a new delivery system. We will be able to deliver HDTV (High Definition Television) to our customers throughout the world.

Although the industry anticipates that by year-end 2007, all the major Networks will be offering HDTV, we will be equipped and ready to produce our product within 90 days from funding, three years before the Federal Communications Commission mandates. The modern technology is fiercely approaching new and higher limits everyday. We must be fully tooled and capable of riding the new wave. The Triple Play team stands at this cusp with hundreds of years’ experience and daily hands-on knowledge of every new and innovative characteristic indigenous to our business.

Intellectual Properties

The above synopsis highlights formats and production of the Triple Play concepts to be adapted by the Network and is presented herein to merely explain basic ideas and to deliberately avoid those creative and intellectual properties protected by copyrights.

Similarly, the personnel, other than those who are referenced in the Triple Play management section, who will be participating in telecasting, creating and arranging for distribution in the domestic and foreign markets, are not disclosed by name since they are currently in contractual service with other major Networks. These talented men and women are also award- winning contributors in the industry and they stand poised to join the Triple Play team of professionals as soon as funding is in place.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 8, 2005, pursuant to the Agreement, Signet agreed to issue a total of 3,401,000 shares of the Company’s common stock to the SIG shareholders in exchange for all of the outstanding shares of SIG. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the SIG shareholders had the necessary investment intent as required by Section 4(2) since the SIG shareholders agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Financial Statements of the Business Acquired have been filed with this Form 8K

(b)	Pro Forma Financial Information.

Pro Forma Financial Statements of the Business Acquired have been filed with this Form 8K.

(c)	Exhibits.

Stock Purchase Agreement and share Exchange dated September 8, 2005 between Signet International
Holdings, Inc. and Signet Entertainment Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET INTERNATIONAL HOLDINGS, INC.

By:	/s/ Ernesto W. Letiziano
Ernesto W. Letiziano
President

Dated: September 9, 2005